ING PRIME RATE TRUST

(“Trust”)

Supplement dated May 23, 2013

to the Trust’s Prospectuses dated June 29, 2012

3,432.451 Shares of Beneficial Interest

On May 15, 2013 the Trust sold 3,432.451 shares of beneficial interest of the Trust through the Trust’s Shareholder Investment Program pursuant to a Distribution Agreement with ING Investments Distributor, LLC (“IID”) at a sales price of $6.5720 per share.

Gross Proceeds	$22,558.07
Commission to IID	$0.00
Net Proceeds to Trust	$22,558.07

On May 15, 2013 the last day of the corresponding pricing period, the last reported sales price of the Shares on the New York Stock Exchange was $6.6300.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE